              As filed with the Securities and Exchange Commission
                                on May 27, 1998

                                         Registration No. 333-_____

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          BANYAN SYSTEMS INCORPORATED
            (Exact Name of Registrant as Specified in Its Charter)

         MASSACHUSETTS                                     04-2798394
  (State or Other Jurisdiction of                      (I.R.S. Employer
  Incorporation or Organization)                    Identification Number)

120 FLANDERS ROAD, WESTBORO, MASSACHUSETTS                     01581
 (Address of Principal Executive Offices)                   (Zip Code)


                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (Full Title of the Plan)

                             MARK G. BORDEN, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                    (Name and Address of Agent For Service)
                                (617) 526-6000
         (Telephone Number, Including Area Code, of Agent For Service)

===================================================================================================
                                           CALCULATION OF REGISTRATION FEE
===================================================================================================
                                              PROPOSED            PROPOSED
                                               MAXIMUM             MAXIMUM
 TITLE OF SECURITIES       AMOUNT TO BE     OFFERING PRICE        AGGREGATE         AMOUNT OF
 TO BE REGISTERED           REGISTERED        PER SHARE        OFFERING PRICE    REGISTRATION FEE
---------------------------------------------------------------------------------------------------
Common Stock                 300,000         $8.09(1)          $2,428,125(1)       $717
$.01 par value
===================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on May 26, 1998 in accordance with Rules
     457(c) and 457(h) of the Securities Act of 1933, as amended.
===================================================================================================

                    Statement of Incorporation by Reference
                    ---------------------------------------

     This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) PART II, Items 3, 4, 6, 7, 8 and 9, of the Registration Statement on Form S-8, File No. 33-95288, filed by the Registrant on August 1, 1995 relating to the Registrant's 1995 Employee Stock Purchase Plan.


     Item 5.  Interests of Named Experts and Counsel
              --------------------------------------

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westboro, Massachusetts on the 27th day of May, 1998.


                                    BANYAN SYSTEMS INCORPORATED



                                    By: /s/ William P. Ferry
                                       -----------------------------------------
                                         William P. Ferry
                                         President and
                                         Chief Executive Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Banyan Systems Incorporated, hereby severally constitute William P. Ferry, Richard M. Spaulding and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Banyan Systems Incorporated to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                        Title                       Date
   ---------                        -----                       ----


/s/ William P. Ferry            President, Chief                 May 27, 1998
------------------------------  Executive Officer and
William P. Ferry                Director (Principal
                                Executive Officer)

/s/ Richard M. Spaulding        Vice President and Chief         May 27, 1998
------------------------------  Financial Officer and
Richard M. Spaulding            Treasurer (Principal
                                Financial Officer and
                                Principal Accounting
                                Officer)

/s/ G. Leonard Baker, Jr.       Director                         May 27, 1998
------------------------------
G. Leonard Baker, Jr.

/s/ John F. Burton              Director                         May 27, 1998
------------------------------
John F. Burton

/s/ David C. Mahoney            Director                         May 27, 1998
------------------------------
David C. Mahoney

/s/ Fontaine K. Richardson      Director                         May 27, 1998
------------------------------
Fontaine K. Richardson

/s/ David N. Strohm             Director                         May 27, 1998
------------------------------
David N. Strohm

/s/ Robert M. Wadsworth         Director                         May 27, 1998
------------------------------
Robert M. Wadsworth

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number          Description
-------         -----------


    4(1) Specimen Certificate for shares of Common Stock, $.01 par value per share, of the Registrant

    5           Opinion of Hale and Dorr LLP

   23.1         Consent of Hale and Dorr LLP (included in Exhibit 5.1)

   23.2         Consent of Coopers & Lybrand L.L.P.

   24 Power of Attorney (included on the signature page of this Registration Statement)






----------------

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-49194).